Albemarle Corporation and Subsidiaries

Exhibit 99.1

	Year Ended December 31,
	2013	2012	2011	2010
	(In thousands)
Net sales:
Performance Chemicals	$1,430,652	$1,506,960	$1,586,246	$1,324,379
Catalyst Solutions	1,185,764	1,238,460	1,282,759	1,038,385
Total net sales	$2,616,416	$2,745,420	$2,869,005	$2,362,764
Segment operating profit:
Performance Chemicals	$324,602	$405,764	$435,478	$294,861
Catalyst Solutions	210,229	241,624	267,147	212,899
Total segment operating profit	534,831	647,388	702,625	507,760
Equity in net income of unconsolidated investments:
Performance Chemicals	8,875	6,416	7,696	8,734
Catalyst Solutions	22,854	31,651	36,259	29,648
Corporate & other	—	—	(201)	(407)
Total equity in net income of unconsolidated investments	31,729	38,067	43,754	37,975
Net (income) loss attributable to noncontrolling interests:
Performance Chemicals	(26,663)	(18,571)	(28,109)	(13,511)
Corporate & other	—	(20)	26	(128)
Total net income attributable to noncontrolling interests	(26,663)	(18,591)	(28,083)	(13,639)
Segment income:
Performance Chemicals	306,814	393,609	415,065	290,084
Catalyst Solutions	233,083	273,275	303,406	242,547
Total segment income	539,897	666,884	718,471	532,631
Corporate & other	81,439	(129,559)	(185,006)	(99,394)
Restructuring and other charges	(33,361)	(111,685)	—	(6,958)
Interest and financing expenses	(31,559)	(32,800)	(37,574)	(25,533)
Other (expenses) income, net	(6,923)	1,229	357	2,788
Income tax expense	(136,322)	(82,533)	(104,134)	(87,756)
Net income attributable to Albemarle Corporation	$413,171	$311,536	$392,114	$315,778

	Year Ended December 31,
	2013	2012	2011	2010
	(In thousands)
Net sales - Performance Chemicals:
Fire Safety Solutions	$620,972	$665,293	$780,541	$688,801
Specialty Chemicals	520,998	519,606	515,511	427,610
Fine Chemistry Services	288,682	322,061	290,194	207,968
Total Performance Chemicals	$1,430,652	$1,506,960	$1,586,246	$1,324,379

Net sales - Catalyst Solutions:
Refinery Catalyst Solutions	$768,837	$794,933	$851,482	$668,591
Performance Catalyst Solutions	232,769	273,015	265,381	221,416
Antioxidants	184,158	170,512	165,896	148,378
Total Catalyst Solutions	$1,185,764	$1,238,460	$1,282,759	$1,038,385

Albemarle Corporation and Subsidiaries

	2013				2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	(In thousands)
Net sales:
Performance Chemicals	$361,941	$355,168	$373,329	$340,214	$378,243	$411,890	$366,196	$350,631
Catalyst Solutions	279,684	279,029	275,309	351,742	333,461	273,004	295,030	336,965
Total net sales	$641,625	$634,197	$648,638	$691,956	$711,704	$684,894	$661,226	$687,596
Segment operating profit:
Performance Chemicals	$82,933	$88,145	$88,075	$65,449	$104,534	$118,857	$99,515	$82,858
Catalyst Solutions	47,175	40,614	51,499	70,941	72,674	53,133	49,745	66,072
Total segment operating profit	130,108	128,759	139,574	136,390	177,208	171,990	149,260	148,930
Equity in net income of unconsolidated investments:
Performance Chemicals	2,308	2,328	1,735	2,504	1,845	1,913	1,199	1,459
Catalyst Solutions	7,953	7,381	3,603	3,917	6,741	10,799	6,736	7,375
Total equity in net income of unconsolidated investments	10,261	9,709	5,338	6,421	8,586	12,712	7,935	8,834
Net (income) loss attributable to noncontrolling interests:
Performance Chemicals	(5,529)	(8,389)	(7,332)	(5,413)	(4,374)	(3,483)	(4,975)	(5,739)
Corporate & other	—	—	—	—	3	(23)	—	—
Total net income attributable to noncontrolling interests	(5,529)	(8,389)	(7,332)	(5,413)	(4,371)	(3,506)	(4,975)	(5,739)
Segment income:
Performance Chemicals	79,712	82,084	82,478	62,540	102,005	117,287	95,739	78,578
Catalyst Solutions	55,128	47,995	55,102	74,858	79,415	63,932	56,481	73,447
Total segment income	134,840	130,079	137,580	137,398	181,420	181,219	152,220	152,025
Corporate & other	(15,221)	(16,585)	(9,909)	123,154	(19,278)	(5,371)	(4,745)	(100,165)
Restructuring and other charges	—	—	—	(33,361)	—	(94,703)	—	(16,982)
Interest and financing expenses	(5,231)	(7,608)	(9,496)	(9,224)	(8,734)	(8,486)	(7,914)	(7,666)
Other (expenses) income, net	(4,209)	(1,697)	(389)	(628)	(118)	(688)	2,370	(335)
Income tax (expense) benefit	(26,192)	(21,450)	(27,274)	(61,406)	(39,028)	(21,882)	(32,472)	10,849
Net income attributable to Albemarle Corporation	$83,987	$82,739	$90,512	$155,933	$114,262	$50,089	$109,459	$37,726